American Century ETF Trust Prospectus and Summary Prospectus Supplement American Century® Mid Cap Growth Impact ETF
Supplement dated September 12, 2026 ■ Summary Prospectus and Prospectus dated January 1, 2026

Effective with the exchange opening on October 12, 2026, the listing exchange for American Century Mid Cap Growth Impact ETF will change from the NYSE Arca, Inc. to the Cboe BZX Exchange, Inc., and the fund’s ticker will change from MID to ACMG. As of that date, all references to MID will be replaced with ACMG.

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